                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS,  that the undersigned  hereby  constitutes and  appoints  Eugene M. Bullis,  Karl W. Kindig and John R. Kline,  and each of them,  any of whom may act without the joinder of the other,  the  undersigned's true and lawful attorney-in-fact to:

          (1)  execute   for  and  on   behalf  of  the   undersigned,   in  the

               undersigned's  capacity as an officer and/or director of Conseco,

               Inc.  (the  "Company"),  Forms  3, 4,  and 5 in  accordance  with

               Section  16(a)  of the  Securities  Exchange  Act of 1934 and the

               rules thereunder;

          (2)  do and  perform  any  and  all  acts  for  and on  behalf  of the undersigned  which may be  necessary or desirable to complete and execute  any  such  Form 3, 4, or 5,  complete  and  execute  any amendment  or  amendments  thereto,  and file  such form with the

               United States  Securities  and Exchange  Commission and any stock exchange or similar authority; and

          (3)  take any other action of any type  whatsoever in connection  with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best  interest  of, or legally  required by,  the  undersigned,  it being  understood  that the  documents

               executed  by  each  such   attorney-in-fact   on  behalf  of  the

               undersigned  pursuant to this Power of Attorney  shall be in such form  and  shall  contain  such  terms  and  conditions  as  such

               attorney-in-fact   may   approve   in   such   attorney-in-fact's

               discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution or revocation,  hereby  ratifying and confirming all that each such attorney-in-fact  shall  lawfully do or cause to be done by virtue of this Power

of  Attorney  and  the  rights  and  powers  herein  granted.   The  undersigned

acknowledges that the foregoing  attorneys-in-fact,  in serving in such capacity at  the  request  of the  undersigned,  are  not  assuming,  nor is the  Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company,

unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 20th day of December, 2004.

                                /s/ James E. Hohmann

                                ------------------------

                                James E. Hohmann